EXHIBIT INDEX

Exhibit A:
  Attachment to item 77I: Terms of new or amended securities
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Exhibit A:
The DFA Investment Trust Company

The "Terms of new or amended securities" are incorporated herein by reference to the Post Effective Amendments to Form N-1A filed on March 29, 2002 (Amendment No. 28).